UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of The Securities Exchange Act of 1934

August 16, 2021 (August 11, 2021)

Date of Report (Date of earliest event reported)

RAVEN INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

____________________________

SD	001-07982	46-0246171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 East 6th Street, P.O. Box 5107	Sioux Falls, SD	57117-5107
(Address of principal executive offices)		(Zip Code)

(605) 336-2750

(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	RAVN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on June 20, 2021, Raven Industries, Inc. (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with CNH Industrial N.V., a Netherlands public limited liability company (“CNH Industrial”), and CNH Industrial South Dakota, Inc., a South Dakota corporation and wholly owned subsidiary of CNH Industrial (“Merger Subsidiary”), pursuant to which, among other things and subject to the satisfaction or waiver of specified conditions, Merger Subsidiary will merge with and into the Company (the “Merger”). As a result of the Merger, Merger Subsidiary will cease to exist, and the Company will survive as a wholly owned subsidiary of CNH Industrial.

On August 11, 2021 at 11:59 p.m. Eastern Time, the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), expired with respect to the Merger. Expiration of the waiting period under the HSR Act satisfies one of the conditions to the closing of the Merger set forth in the Merger Agreement.

The closing of the Merger remains subject to certain other closing conditions, including, but not limited to, an affirmative vote of a majority of the votes cast by the holders of outstanding shares of the Company’s common stock at the Company’s shareholder meeting to be held on September 15, 2021.

Important Information For Investors And Shareholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed transaction between the Company and CNH Industrial. In connection with the proposed Merger, the Company filed a definitive proxy statement and a form of proxy with the Securities and Exchange Commission (the “SEC”) on August 6, 2021 and will file or furnish other relevant materials with the SEC. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. This communication is not a substitute for the definitive proxy statement or any other document that may be filed by the Company with the SEC. The definitive proxy statement filed on August 6, 2021 was first mailed on August 9, 2021 and all definitive proxy statement(s) (if and when available) will be mailed to shareholders of the Company as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s internet website at https://investors.ravenind.com or by contacting the Company’s primary investor relation’s contact by email at Margaret Carmody or by phone at Margaret.Carmody@ravenind.com.

Participants in Solicitation

The Company, CNH Industrial, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s definitive proxy statement on Schedule 14A with respect to the proposed Merger, as filed with the SEC on August 6, 2021, its Annual Report on Form 10-K for the fiscal year ended January 31, 2021, which was filed with the SEC on March 24, 2021, its proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on April 9, 2021, certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports filed on Form 8-K.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

Certain statements contained in this communication are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the expectations, beliefs, intentions or strategies regarding the future, not past or historical events. Without limiting the foregoing, the words "anticipates," "believes," "expects," "intends," "may," "plans," "should," "estimate," "would," "will," "predict," "project," "potential," and similar expressions are intended to identify forward-looking statements. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. The Company intends that all forward-looking statements be subject to the safe harbor provisions of the Private Securities Litigation Reform Act. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions when made, there is no assurance that such assumptions are correct or that these expectations will be achieved. Assumptions involve important risks and uncertainties that could significantly affect results in the future. These risks and uncertainties include, but are not limited to, failure to obtain the required vote of the Company’s shareholders; the timing to consummate the proposed transaction; the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of the Company; and the risk that the proposed transaction and its announcement could have an adverse effect on the Company’s ability to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers; as well as risk factors listed from time to time in the Company’s filings with the SEC. The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company disclaims any obligation subsequently to revise any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAVEN INDUSTRIES, INC.

By:	/s/ Lee A. Magnuson
Lee A. Magnuson
General Counsel & Vice President, Corporate Secretary

Dated: August 16, 2021